                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         eMed Technologies Corporation
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                                         04-3155965
-------------------------------------------------     --------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION)               (IRS EMPLOYER
                                                             IDENTIFICATION
                                                                   NO.)

                   25 Hartwell Avenue, Lexington, MA  02421
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


     If this Form relates to the        If this Form relates to the
      registration of a class of debt   registration of a class of debt
      securities and is effective       securities and is to become effective
      upon filing pursuant to General   simultaneously with the effectiveness
      Instruction A(c)(1) please        of a concurrent registration
      check the following box. []       statement under the Securities Act of
                                        1933 pursuant to General Instruction
                                        A(c)(2) please check the following
                                        box. []


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

  TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH EACH
  TO BE SO REGISTERED                   CLASS IS TO BE REGISTERED

--------------------------------        --------------------------------------

           None                                          None


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock ($.01 par value)
--------------------------------------------------------------------------------
                               (TITLE OF CLASS)



ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
          -------------------------------------------------------

          Reference is hereby made to the sections entitled "Description of Capital Stock" as contained in the Registration Statement on Form S-1 of eMed Technologies Corporation (the "Registrant") as filed with the Securities and Exchange Commission on August 18, 1999, as amended (File No. 333-85481) (the "Registration Statement"), which is hereby incorporated herein by reference.
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ITEM 2.   EXHIBITS.
          --------

     1.   Form of Amended and Restated Certificate of Incorporation.*

     2.   Form of Amended and Restated By-Laws.**

     3.   Specimen Certificate for Common Stock.***

     4. Investors Rights Agreement dated as of September 30, 1997 among the Registrant and each of the holders of the Registrant's Series J Preferred Stock parties thereto.****

     5. Amendment No. 1 dated as of November 13, 1997 to the Investors Rights Agreement.*****

     6. Registration Rights Agreement dated as of July 28, 1998 between the Registrant and the parties named therein.******



 *      Incorporated by Reference to Exhibit 3.1 of the Registration Statement.

 **     Incorporated by Reference to Exhibit 3.2 of the Registration Statement.

 ***    Incorporated by Reference to Exhibit 4.1 of the Registration Statement.

 ****   Incorporated by Reference to Exhibit 10.3 of the Registration
        Statement.

 *****  Incorporated by Reference to Exhibit 10.4 of the Registration
        Statement.

 ****** Incorporated by Reference to Exhibit 10.9 of the Registration
        Statement.


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              eMED TECHNOLOGIES CORPORATION



Date:  October 5, 1999        By: /s/ Scott S. Sheldon
                                 ---------------------------------
                                  Name:  Scott S. Sheldon
                                  Title: Chief Executive Officer
                                         and President



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